Fees Summary	Dec. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 129,824,090.07
Previously Paid Amount	0.18
Total Fee Amount	17,928.71
Total Offset Amount	0.00
Net Fee	$ 17,928.53